EXHIBIT 99.1
                                  ------------

                 Computational Materials and/or ABS Term Sheet

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

STATEMENT REGARDING CBO PRICING

The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exit for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.


--------------------------------------------------------------------------------------------------------------------------
                                                    FASTrader                                             04/25/2005 21:19
BEAR                                                                                                             DSchaible
STEARNS                                          CWALT-519CB A1 (F1)                                           Page 1 of 1

                                 Settlement Date: 4/29/2005 Valuation Date: 4/25/2005 Yield Curve: USD Swap
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                 CWALT-519CB A1 (F1)
----------------------------------------------------------------------
Dated Date:         4/1/05       Pricing
Trade Date:         1/1/01       WAC: .00
Settle Date:        4/28/05      WAM: .00
Date of 1st CF:     5/25/05      Type:
Pmts Per Year:                   Collateral
Manager:                         Cumulative Prepayment
Face:               .00
Speed Assumpt.:
------------------------
Monthly Prepayment
  Date PSA CPR
----------------------------------------------------------------------
                     Deal Comments
----------------------------------------------------------------------
                     Tranche Details
Des:             A1                P-Des:        A1
Cusip:                             Description:  Floater
Orig. Bal:       231,462,073.00    Current Bal:  231,462,073.00
Factor:          1.00              As of:        1/1/01
Coupon:          3.15              Cpn Mult.:
Cap:                               Floor.:
Last Reset:      1/1/01            Next Reset:   5/23/05
Delay Days:      0                 Stated Mat:
Current Pac:                       Original Pac:
S&P:                               Fitch:
Moody:                             Duff:
----------------------------------------------------------------------
                       Coupon Formulas
----------------------------------------------------------------------
Formula
         1.0 x 1M_LIB + 0.3           Cap 8.0 @ 7.7 Floor 0.3 @ 0.0
----------------------------------------------------------------------
USD Swap 1mo  3mo   6mo   1yr   2yr 3yr     4yr    5yr   6yr   7yr
----------------------------------------------------------------------
         3.04 3.18  3.39  3.69  4.03 4.19   4.30   4.38  4.46  4.53
----------------------------------------------------------------------
USD Swap 8yr  9yr   10yr  11yr  12yr 13yr   14yr   15yr  20yr  30yr
----------------------------------------------------------------------
         4.59 4.65  4.70  4.74  4.79 4.82   4.85   4.89  4.98  5.03
----------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                           Results
-------------------------------------------------------------------------------------------------------------------------
       1M_LIB        2.85000    2.85000               2.85000                2.85000                2.85000
       Prepay           0% CPR  CWALT-519CB/V50 ACPR  CWALT-519CB/V100 ACPR  CWALT-519CB/V150 ACPR  CWALT-519CB/V200 ACPR
-------------------------------------------------------------------------------------------------------------------------
Price  99:20   Yield      3.20                  3.24                  3.29                   3.35                   3.40
-------------------------------------------------------------------------------------------------------------------------
Price  99:24   Yield      3.19                  3.21                  3.25                   3.29                   3.33
-------------------------------------------------------------------------------------------------------------------------
Price  99:28   Yield      3.18                  3.19                  3.21                   3.23                   3.25
-------------------------------------------------------------------------------------------------------------------------
Price  100:0   Yield      3.17                  3.17                  3.17                   3.17                   3.17
-------------------------------------------------------------------------------------------------------------------------
Price  100:4   Yield      3.16                  3.15                  3.13                   3.11                   3.09
-------------------------------------------------------------------------------------------------------------------------
Price  100:8   Yield      3.15                  3.13                  3.09                   3.05                   3.02
-------------------------------------------------------------------------------------------------------------------------
Price  100:12  Yield      3.14                  3.10                  3.05                   2.99                   2.94
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
Vector Name                            Vector Description
---------------------------------------------------------
CWALT-519CB/V50                        **SEE ATTACHED**
---------------------------------------------------------
CWALT-519CB/V200                       **SEE ATTACHED**
---------------------------------------------------------
CWALT-519CB/V150                       **SEE ATTACHED**
---------------------------------------------------------
CWALT-519CB/V100                       **SEE ATTACHED**
---------------------------------------------------------


---------------------------------------------------------
Security            % of Orig. Bal   Face Value
---------------------------------------------------------
CWALT-519CB A1 (F1) 100.00           231,462,073.00
---------------------------------------------------------

           *** Vectors have been used in one or more scenarios. ***
*** Please see attached document for detailed scenario assumptions used. ***


[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.



--------------------------------------------------------------------------------------------------------------------------
                                                    FASTrader                                             04/25/2005 21:33
BEAR                                                                                                             DSchaible
STEARNS                                          CWALT-519CB A2 (S1)                                           Page 1 of 1

                                 Settlement Date: 4/29/2005 Valuation Date: 4/25/2005 Yield Curve: USD Swap
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                 CWALT-519CB A2 (S1)
----------------------------------------------------------------------
Dated Date:         4/1/05       Pricing
Trade Date:         1/1/01       WAC: .00
Settle Date:        4/28/05      WAM: .00
Date of 1st CF:     5/25/05      Type:
Pmts Per Year:                   Collateral
Manager:                         Cumulative Prepayment
Face:               .00
Speed Assumpt.:
------------------------
Monthly Prepayment
  Date PSA CPR
----------------------------------------------------------------------
                     Deal Comments
----------------------------------------------------------------------

                     Tranche Details
Des:             A2                P-Des:        A2
Cusip:                             Description:  Inverse
Orig. Bal:       105,210,032.00    Current Bal:  105,210,032.95
Factor:          1.00              As of:        1/1/01
Coupon:          10.67             Cpn Mult.:
Cap:                               Floor.:
Last Reset:      1/1/01            Next Reset:   5/23/05
Delay Days:      0                 Stated Mat:
Current Pac:                       Original Pac:
S&P:                               Fitch:
Moody:                             Duff:
----------------------------------------------------------------------
                       Coupon Formulas
----------------------------------------------------------------------
Formula
        -2.2 x 1M_LIB + 16.94        Cap 16.94 @ 7.7 Floor 0.0 @ 0.0
----------------------------------------------------------------------
USD Swap 1mo  3mo   6mo   1yr   2yr 3yr     4yr    5yr   6yr   7yr
----------------------------------------------------------------------
         3.04 3.18  3.39  3.69  4.03 4.19   4.30   4.38  4.46  4.53
----------------------------------------------------------------------
USD Swap 8yr  9yr   10yr  11yr  12yr 13yr   14yr   15yr  20yr  30yr
----------------------------------------------------------------------
         4.59 4.65  4.70  4.74  4.79 4.82   4.85   4.89  4.98  5.03
----------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                           Results
-------------------------------------------------------------------------------------------------------------------------
       1M_LIB        2.85000    2.85000               2.85000                2.85000                2.85000
       Prepay           0% CPR  CWALT-519CB/V50 ACPR  CWALT-519CB/V100 ACPR  CWALT-519CB/V150 ACPR  CWALT-519CB/V200 ACPR
-------------------------------------------------------------------------------------------------------------------------
Price 100:30   Yield     10.78                 10.68                 10.54                  10.40                  10.26
-------------------------------------------------------------------------------------------------------------------------
Price 101:2    Yield     10.76                 10.64                 10.49                  10.33                  10.18
-------------------------------------------------------------------------------------------------------------------------
Price 101:6    Yield     10.75                 10.61                 10.44                  10.26                  10.09
-------------------------------------------------------------------------------------------------------------------------
Price 101:10   Yield     10.73                 10.58                 10.39                  10.20                  10.00
-------------------------------------------------------------------------------------------------------------------------
Price 101:14   Yield     10.71                 10.55                 10.35                  10.13                   9.92
-------------------------------------------------------------------------------------------------------------------------
Price 101:18   Yield     10.69                 10.52                 10.30                  10.06                   9.83
-------------------------------------------------------------------------------------------------------------------------
Price 101:22   Yield     10.68                 10.49                 10.25                   9.99                   9.75
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
Vector Name                            Vector Description
---------------------------------------------------------
CWALT-519CB/V50                        **SEE ATTACHED**
---------------------------------------------------------
CWALT-519CB/V200                       **SEE ATTACHED**
---------------------------------------------------------
CWALT-519CB/V150                       **SEE ATTACHED**
---------------------------------------------------------
CWALT-519CB/V100                       **SEE ATTACHED**
---------------------------------------------------------


---------------------------------------------------------
Security            % of Orig. Bal   Face Value
---------------------------------------------------------
CWALT-519CB A2 (S1) 100.00           105,210,032.95
---------------------------------------------------------

           *** Vectors have been used in one or more scenarios. ***
*** Please see attached document for detailed scenario assumptions used. ***


[LOGO OMITTED] This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.



                                          FASTrader                                                               04/25/2005 21:25
BEAR                                                                                                                     DSchaible
STEARNS                              CWALT-519CB A3 (ED)                                                               Page 1 OF 1
-----------------------------------------------------------------------------------------------------------------------------------
                                                Settlement Date: 4/29/2005    Valuation Date: 4/25/2005    Yield Curve: USD Swap

--------------------------------------------------------------------------------
     CWALT-519CB A3 (ED)
--------------------------------------------------------------------------------

Dated Date:               4/1/05          Pricing
Trade Date:               1/1/01          WAC: .00
Settle Date:              4/28/05         WAM: .00
Date of 1st CF:           5/25/05         Type:
                                      ------------------------------------------
Pmts Per Year:                        Collateral
                                      ------------------------------------------
Manager:                           Cumulative Prepayment
Face:                     .00
Speed Assumpt.:
-----------------------------------
  Monthly Prepayment
    Date   PSA    CPR
--------------------------------------------------------------------------------
                                 Deal Comments
--------------------------------------------------------------------------------
                               Tranche Details

           Des:        A3                    P-Des:  A3
           Cusip:                            Description: SENIOR
           Orig. Bal:  17,000,000.00         Current Bal: 17,000,000.00
           Factor:     1.00                  As of:       1/1/01
           Coupon:     5.50                  Cpn Mult.:
           Cap:                              Floor.:
           Last Reset: 1/1/01                Next Reset:  1/1/01
           Delay Days: 24                    Stated Mat:
           Current Pac:                      Original Pac:
           S&P:                              Fitch:
           Moody:                            Duff:
-------------------------------------------------------------------------------
                                Coupon Formulas
                                   Formula
-------------------------------------------------------------------------------
  USD Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
-------------------------------------------------------------------------------
             3.04  3.18  3.39  3.69  4.03  4.19  4.30  4.38  4.46  4.53
-------------------------------------------------------------------------------
  USD Swap   8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
-------------------------------------------------------------------------------
             4.59  4.65  4.70  4.74  4.79  4.82  4.85  4.89  4.98  5.03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                                                Results

      Prepay            0% CPR    CWALT-519CB/V50 ACPR    CWALT-519CB/V100 ACPR    CWALT-519CB/V150 ACPR    CWALT-519CB/V200 ACPR
-----------------------------------------------------------------------------------------------------------------------------------
Price    96:20   Yield   5.78                      5.79                    5.87                     6.15                     6.37
Price    96:24   Yield   5.77                      5.78                    5.86                     6.13                     6.34
Price    96:28   Yield   5.76                      5.77                    5.85                     6.10                     6.30
Price    97: 0   Yield   5.75                      5.76                    5.83                     6.08                     6.27
Price    97: 4   Yield   5.74                      5.75                    5.82                     6.05                     6.24
Price    97: 8   Yield   5.73                      5.75                    5.81                     6.03                     6.20
Price    97:12   Yield   5.72                      5.74                    5.79                     6.00                     6.17
-----------------------------------------------------------------------------------------------------------------------------------




                --------------------------------------------
                Vector Name             Vector Description
                --------------------------------------------
                CWALT-519CB/V50         **SEE ATTACHED**
                CWALT-519CB/V200        **SEE ATTACHED**
                CWALT-519CB/V150        **SEE ATTACHED**
                CWALT-519CB/V100        **SEE ATTACHED**
                --------------------------------------------

                -------------------------------------------------
                Security               % of Orig.   Face Value
                                       Bal
                -------------------------------------------------
                CWALT-519CB A3 (ED)    100.00       17,000,000.00
                -------------------------------------------------


    *** Vectors have been used in one or more scenarios. ***
*** Please see attached document for detailed scenario assumptions used. ***



FAST [LOGO]
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.



                                          FASTrader                                                               04/25/2005 21:28
BEAR                                                                                                                     DSchaible
STEARNS                              CWALT-519CB A6 (L)                                                               Page 1 OF 1
-----------------------------------------------------------------------------------------------------------------------------------
                                                Settlement Date: 4/29/2005    Valuation Date: 4/25/2005    Yield Curve: USD Swap

--------------------------------------------------------------------------------
     CWALT-519CB A6 (L)
--------------------------------------------------------------------------------

Dated Date:               4/1/05          Pricing
Trade Date:               1/1/01          WAC: .00
Settle Date:              4/28/05         WAM: .00
Date of 1st CF:           5/25/05         Type:
                                      ------------------------------------------
Pmts Per Year:                        Collateral
                                      ------------------------------------------
Manager:                           Cumulative Prepayment
Face:                     .00
Speed Assumpt.:
-----------------------------------
  Monthly Prepayment
    Date   PSA    CPR
--------------------------------------------------------------------------------
                                 Deal Comments
--------------------------------------------------------------------------------
                               Tranche Details

           Des:        A6                    P-Des:  A6
           Cusip:                            Description: NAS
           Orig. Bal:  41,900,000.00         Current Bal: 41,900,000.00
           Factor:     1.00                  As of:       1/1/01
           Coupon:     5.50                  Cpn Mult.:
           Cap:                              Floor.:
           Last Reset: 1/1/01                Next Reset:  1/1/01
           Delay Days: 24                    Stated Mat:
           Current Pac:                      Original Pac:
           S&P:                              Fitch:
           Moody:                            Duff:
-------------------------------------------------------------------------------
                                Coupon Formulas
                                   Formula
-------------------------------------------------------------------------------
  USD Swap   1mo   3mo   6mo   1yr   2yr   3yr   4yr   5yr   6yr   7yr
-------------------------------------------------------------------------------
             3.04  3.18  3.39  3.69  4.03  4.19  4.30  4.38  4.46  4.53
-------------------------------------------------------------------------------
  USD Swap   8yr   9yr   10yr  11yr  12yr  13yr  14yr  15yr  20yr  30yr
-------------------------------------------------------------------------------
             4.59  4.65  4.70  4.74  4.79  4.82  4.85  4.89  4.98  5.03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




                                           Results

-----------------------------------------------------------------------------------------------------------------------------------
         Prepay               0% CPR   CWALT-519CB/V50 ACPR   CWALT-519CB/V100 ACPR   CWALT-519CB/V150 ACPR   CWALT-519CB/V200 ACPR
-----------------------------------------------------------------------------------------------------------------------------------
Price     98.421875   Yield     5.67                   5.70                    5.72                    5.74                    5.80
Price     98.546875   Yield     5.66                   5.68                    5.70                    5.72                    5.78
Price     98.671875   Yield     5.65                   5.67                    5.69                    5.70                    5.75
Price     98.796875   Yield     5.63                   5.66                    5.67                    5.69                    5.73
Price     98.921875   Yield     5.62                   5.64                    5.65                    5.67                    5.70
Price     99.046875   Yield     5.61                   5.63                    5.64                    5.65                    5.68
Price     99.171875   Yield     5.60                   5.61                    5.62                    5.63                    5.65
-----------------------------------------------------------------------------------------------------------------------------------


                -------------------------------------------------
                Vector Name                 Vector Description
                -------------------------------------------------
                CWALT-519CB/V50             **SEE ATTACHED**
                CWALT-519CB/V200            **SEE ATTACHED**
                CWALT-519CB/V150            **SEE ATTACHED**
                CWALT-519CB/V100            **SEE ATTACHED**
                -------------------------------------------------

                -------------------------------------------------

                -------------------------------------------------
                Security            % of Orig. Bal     Face Value
                -------------------------------------------------
                CWALT-519CB A6 (L)  100.00          41,900,000.00
                -------------------------------------------------



        *** Vectors have been used in one or more scenarios. ***
*** Please see attached document for detailed scenario assumptions used. ***




FAST [LOGO]
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.